United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2022
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the stockholders of Louisiana-Pacific Corporation (the “ Company”) held on April 27, 2022 (the “Annual Meeting”), the Company’s stockholders approved the Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan (the “ 2022 Plan”). The 2022 Plan, which became effective upon stockholder approval, was previously approved by the Company’s Board of Directors (the “ Board”), subject to stockholder approval, based upon the recommendation of the Compensation Committee of the Board. The Board has delegated administration of the 2022 Plan to the Compensation Committee.

The purpose of the 2022 Plan is to promote the long-term interests of the Company and its stockholders by aiding the Company in attracting, retaining, and motivating employees, officers, and directors, and to further enhance the mutuality of interests between such employees, officers and directors and the Company’s stockholders. The 2022 Plan allows the Company to offer equity-based compensation to its officers, employees, directors and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and/or cash-based awards. Awards under the 2022 Plan will be evidenced by written award agreements between the Company and the respective participants receiving the awards.

The number of shares of the Company’s common stock authorized for issuance under the 2022 Plan is calculated as set forth below, subject to adjustments as may be required in accordance with the terms of the plan: (i) 4,018,957 shares, consisting of (A) 2,293,748 shares, representing the number of shares that remained available for issuance pursuant to the Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan, as amended (the “ 2013 Plan”), as of March 3, 2022 (the “ Cutoff Date” for purposes of the 2022 Plan) and (B) 1,725,209 new shares authorized by the stockholders upon their approval of the 2022 Plan, plus (ii) the number of shares that become available for issuance after March 3, 2022 in accordance with Sections 4.2 and 4.4 of the 2022 Plan, relating to awards made prior to March 3, 2022 under the 2013 Plan, the Louisiana-Pacific Corporation Amended and Restated 1997 Incentive Stock Award Plan and the Louisiana-Pacific Corporation 1992 Non-Employee Director Stock Option Plan, minus (iii) the number of shares that are subject to awards granted pursuant to the 2013 Plan after March 3, 2022.

The 2022 Plan replaces the 2013 Plan, and no further awards will be granted under the 2013 Plan. Awards previously granted under the 2013 Plan will continue to be governed by the 2013 Plan, and the agreements pursuant to which they were granted. The 2022 Plan is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 18, 2022 (the “ 2022 Proxy Statement”).

The foregoing summary of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 27, 2022, at which a total of 76,457,775 shares of the Company's common stock, out of a total of 86,027,851 shares of the Company's common stock outstanding and entitled to vote as of March 3, 2022 (the record date for the Annual Meeting), were represented in person or by proxy. The final voting results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the 2022 Proxy Statement.

The following proposals were considered by the Company's stockholders at the Annual Meeting:

a) Election of the three individuals listed below to serve as Class I directors of the Company until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the election of the nominees were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Tracy Embree	69,043,695	2,036,504	53,694	5,323,882
Lizanne C. Gottung	66,833,897	4,244,645	55,351	5,323,882
Dustan E. McCoy	66,983,647	4,078,784	71,462	5,323,882

b) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
73,496,991	2,920,394	40,390	N/A

c) Approval of the Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
68,513,563	2,521,733	98,597	5,323,882

d) Approval, on a non-binding, advisory basis, of the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
68,953,442	2,039,485	140,966	5,323,882

Item 8.01 Other Events.

On April 28, 2022, the Company announced that its Board has declared a quarterly cash dividend to common stockholders of $0.22 per share. The dividend will be payable May 26, 2022 to stockholders of record as of May 12, 2022.

The press release issued by the Company in connection with the dividend is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan. Incorporated herein by reference to Annex A of LP’s Definitive Proxy Statement on Schedule 14A, filed on March 18, 2022.
99.1*	Dividend Press Release dated April 28, 2022
104	Cover Page Interactive Data File (embedded with Inline XBRL document and contained in Exhibit 101)*
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: April 28, 2022